NOTICE OF CONFIDENTIALITY RIGHTS; IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

When recorded, return to:

Holland & Knight LLP
1722 Routh Street, Suite 1500
Dallas, Texas 75201-2533
Attention: Ashley Jo Zaccagnini

SECOND MODIFICATION AGREEMENT

This SECOND MODIFICATION AGREEMENT (this “Agreement”) dated effective as of March 5, 2026 (“Effective Date”) is by and among HOLDEN HILLS, L.P., a Texas limited partnership (“Borrower”), STRATUS PROPERTIES INC., a Delaware corporation (“Guarantor”) (Borrower and Guarantor herein sometimes called “Loan Parties” or “Loan Party”, as the context may require), and FIFTH THIRD BANK, N.A., successor by merger to Comerica Bank (“Lender”).
W I T N E S S E T H:

WHEREAS, the following documents have previously been executed and delivered by Borrower to Lender, relating to a loan (the “Loan”) from Lender to Borrower in the principal amount of $26,129,941.00, each dated February 8, 2023 (unless otherwise indicated below):
A.Construction Loan Agreement executed by Borrower and Lender (the “Loan Agreement”);
B.Installment Note (the “Note”) in the stated principal amount of $26,129,941.00 and payable to Lender;
C.Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Security Instrument”) covering certain real property and personal property described therein (the “Property”), recorded at Clerk’s File No. 2023013052, Real Property Records of Travis County, Texas;
D.Assignment of Rents and Leases (the “Assignment”), recorded at Clerk’s File No. 2023013053, Real Property Records of Travis County, Texas;
the instruments described above and all other documents evidencing, securing or otherwise executed in connection with the Loan, including the Guaranty, the Environmental Indemnity and

Second Modification Agreement

the Prior Modification (each as defined below), being herein collectively called the “Loan Documents”;
WHEREAS, Guarantor has guaranteed certain obligations of Borrower pursuant to the Guaranty (the “Guaranty”) of even date with the Loan Agreement in favor of Lender;
WHEREAS, Borrower and Guarantor also executed and delivered to Lender, that certain Environmental Indemnity Agreement (the “Environmental Indemnity”) of even date with the Loan Agreement in favor of Lender;
WHEREAS, the Loan Documents were previously modified by that certain First Modification Agreement dated February 6, 2026, executed by Borrower, Guarantor and Lender (the “Prior Modification”);
WHEREAS, Borrower has requested that Lender extend the Maturity Date (as defined in the Loan Agreement) and Lender is willing to do so on the terms and conditions hereinafter set forth;
WHEREAS, Lender is the owner and holder of the Note, and Borrower is the owner of the Property as more particularly described on Exhibit A attached hereto and made a part hereof; and
NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms not otherwise defined herein shall have the same definition as set forth in the Loan Agreement (as modified by this Agreement). This Agreement constitutes one of the “Loan Documents”, as such term is defined in the Loan Agreement or defined in any of the other Loan Documents.
2.Extension. The Maturity Date (as defined in the Loan Agreement) is extended to June 8, 2026 (subject to acceleration as set forth in the Loan Documents). The liens, security interests, assignments and other rights evidenced by the Loan Documents are renewed and extended to secure payment of the Loan as extended hereby. All references in the Loan Documents to “March 8, 2026”, the “Maturity Date”, and/or any other similar reference to maturity of the Loan and/or Note are hereby amended to mean “June 8, 2026 (subject to acceleration as set forth in the Loan Documents)”. Any right or option of Borrower which purports to extend beyond such date is modified to expire on such date. Borrower shall have no further right or option to extend the Maturity Date of the Loan.
3.Release of Lender. Loan Parties hereby release, remise, acquit and forever discharge Lender, together with its respective agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, employees, subsidiary entities, parent entities, and related business divisions, past and present (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations,

Second Modification Agreement

damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any Loan Document, or any of the transactions associated therewith, or the Property, including specifically but not limited to claims of usury, lack of consideration, fraudulent conveyance and lender liability. THE FOREGOING RELEASE INCLUDES ACTIONS AND CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, DAMAGES AND EXPENSES ARISING AS A RESULT OF THE NEGLIGENCE (BUT NOT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH RELEASED PARTY) OF ONE OR MORE OF THE RELEASED PARTIES.
4.Representations of Borrower. Borrower hereby represents and warrants that (a) Borrower owns the Property; (b)  the Loan Documents to which Borrower is a party and this Agreement constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws applicable to creditors’ rights or the collection of debtors’ obligations generally; (c) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, deed to secure debt, mortgage, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; (d) to the best of Borrower’s knowledge there exists no uncured default under the Loan Documents; (e) to the best of Borrower’s knowledge, there are no offsets, claims or defenses to the Loan Documents; and (f) there has been no change in the organizational structure of Borrower (or any entity in Borrower’s signature block) since the date of the closing of the Loan and Borrower is currently duly organized and legally existing under the laws of its state of organization. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys' fees actually incurred) incurred as a result of any representation or warranty made by Borrower herein proving to be untrue in any material respect.
5.Representations of Guarantor. Guarantor hereby represents and warrants that (a)  the Loan Documents to which Guarantor is a party and this Agreement constitute the legal, valid and binding obligations of Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws applicable to creditors’ rights or the collection of debtors’ obligations generally; (b) the execution and delivery of this Agreement by Guarantor do not contravene, result in a breach of or constitute a default under any deed of trust, deed to secure debt, mortgage, loan agreement, indenture or other contract, agreement or undertaking to which Guarantor is a party or by which Guarantor or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Guarantor is subject; (c)

Second Modification Agreement

to the best of Guarantor’s knowledge there exists no uncured default under the Loan Documents; (d) to the best of Guarantor’s knowledge, there are no offsets, claims or defenses to the Loan Documents; and (e) there has been no change in the organizational structure of Guarantor since the date of the closing of the Loan and Guarantor is currently duly organized and legally existing under the laws of its state of organization. Guarantor agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys' fees actually incurred) incurred as a result of any representation or warranty made by Guarantor herein proving to be untrue in any material respect.
6.Additional Documentation. Loan Parties, upon request from Lender, agree to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the Loan.
7.Default. If any Loan Party shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein proves to have been false or misleading in any material respect as of the date made, Borrower shall be deemed to be in default under the Loan Documents and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the Loan Documents or to which Lender may otherwise be entitled, whether at law or in equity.
8.Title Insurance. As an accommodation to Borrower, Lender has agreed to waive the requirement for recordation of this Agreement and issuance of an endorsement to the Title Insurance issued by the Title Company insuring the lien of the Security Instrument at this time. At Lender’s request, Borrower shall, at its sole cost and expense, arrange for recordation of this Agreement and obtain and deliver to Lender an endorsement to the Title Insurance issued by the Title Company insuring the lien of the Security Instrument under Procedural Rule P-9b(3) of the applicable title insurance rules and regulations, in form and content acceptable to Lender, stating that the company issuing said policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement.
9.Ratification of Loan Documents. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. The Loan Documents, as modified and amended hereby, are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents continue, unabated, in full force and effect, to secure Borrower’s obligation to repay the Note. All references in any of the Loan Documents to a Loan Document shall hereafter refer to such Loan Document as amended hereby.
10.Integration. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements with respect to the matters set forth herein. No modification of this Agreement or any waiver of rights hereunder shall be effective unless made by supplemental agreement, in writing, executed by Lenders and Loan Parties. Lenders and Loan Parties further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any

Second Modification Agreement

prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.
11.Costs and Expenses. Contemporaneously with the execution and delivery of this Agreement and as a condition to its effectiveness, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation, any Title Insurance and Title Insurance endorsement charges, recording fees and fees and expenses of legal counsel to Lender.
12.Severability. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.
13.Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.
14.Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.
15.Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.
16.CHOICE OF LAW AND VENUE. SECTION 9.12 OF THE LOAN AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT AS IF THE SAME WERE CONTAINED HEREIN.
17.Notice of Final Agreement. Loan Parties and Lender hereby take notice of and agree to the following:
A.PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.
B.PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

Second Modification Agreement

C.THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
IN WITNESS WHEREOF, Loan Parties and Lender have executed this Agreement on the respective dates of acknowledgement to be effective as of the date first above written.
[END OF TEXT; REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Second Modification Agreement

SIGNATURE PAGE OF BORROWER TO
SECOND MODIFICATION AGREEMENT

HOLDEN HILLS, L.P., a Texas limited partnership

By:    Holden Hills GP, L.L.C., a Texas limited liability company, its General Partner

    By:     /s/ Erin D. Pickens
                            Erin D. Pickens, Senior Vice President
STATE OF TEXAS        §
                §
COUNTY OF TRAVIS    §
This instrument was acknowledged before me on March 4, 2026, by Erin D. Pickens, Senior Vice President of Holden Hills GP, L.L.C., a Texas limited liability company, in its capacity as General Partner of Holden Hills, L.P., a Texas limited partnership, on behalf of said limited partnership. Such person is personally known to me or produced a state issued driver’s license as identification and did take an oath.
[S E A L]     /s/ Megan Polanco
    Notary Public - State of Texas
My Commission Expires:
         Megan Polanco
05/10/27        Printed Name of Notary Public

SIGNATURE PAGE OF GUARANTOR TO
SECOND MODIFICATION AGREEMENT

STRATUS PROPERTIES INC.,
a Delaware corporation

By: /s/ Erin D. Pickens
Erin D. Pickens, Senior Vice President

STATE OF TEXAS        §
                §
COUNTY OF TRAVIS    §
This instrument was ACKNOWLEDGED before me this 4th day of March, 2026, by Erin D. Pickens, Senior Vice President of STRATUS PROPERTIES INC., a Delaware corporation, on behalf of said corporation. Such person is personally known to me or produced a state issued driver’s license as identification and did take an oath.
[S E A L]     /s/ Megan Polanco
    Notary Public - State of Texas
My Commission Expires:
         Megan Polanco
05/10/27         Printed Name of Notary Public

SIGNATURE PAGE OF LENDER TO
SECOND MODIFICATION AGREEMENT

FIFTH THIRD BANK, N.A., successor by merger to Comerica Bank

By: /s/ Elaine Houston
Name: Elaine Houston
Title: Senior Vice President

THE STATE OF TEXAS    §
                §
COUNTY OF TRAVIS    §
This instrument was acknowledged before me on March 5, 2026, by Elaine Houston, Senior Vice President of Fifth Third Bank, N.A., successor by merger to Comerica Bank, on behalf of said entity. Such person is personally known to me or produced a state issued driver’s license as identification and did take an oath.

[S E A L]     /s/ Amy Love Fisher
    Notary Public - State of Texas
My Commission Expires:
         Amy Love Fisher
10/14/2029        Printed Name of Notary Public

LIST OF EXHIBITS
TO
Second Modification Agreement
By and Among
Holden Hills, L.P., as Borrower,
Stratus Properties Inc., as Guarantor, and
Fifth Third Bank, N.A., as Successor by Merger to Comerica Bank, as Lender

The following listed exhibit is provided pursuant to Item 601(a)(5) of Regulation S-K. The exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of the exhibit to the Securities and Exchange Commission upon request.

Exhibit A – Legal Description of Property